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                                                            Exhibit 10.1

                    VCM Settlement and Termination Agreement

         AGREEMENT made as of the 2nd day of February, 2002 by ODD JOB TRADING CORP. (the "Mazel Member"), a New York corporation and GB RETAILERS, INC. (the "VCD Member"), a Delaware corporation. The Mazel Member and the VCD Member are referred to herein individually as a "PARTY" and together as the "PARTIES."

                                     RECITAL

         WHEREAS, the Parties entered into the VCM, Ltd. Operating Agreement dated July 14, 1997 (the "Agreement") to operate certain operations (the "Joint Venture");

         WHEREAS, the Mazel Member managed the day-to-day operations of the Joint Venture pursuant to the terms of Section 5.3 of the Agreement (the "Management Agreement");

         WHEREAS, there have been substantial ongoing disagreements among the Parties with respect to the Joint Venture's operations, financial statements, management fee and its calculations, and respective rights and obligations;

         WHEREAS, purportedly pursuant to Section 5.3.4 of the Agreement, the VCD Member unilaterally gave notice to the Mazel Member of its election to terminate and dissolve the Joint Venture in accordance with the provisions of
Section 7.2 of the Agreement; and

         WHEREAS, the Mazel Member disputed the authority of the VCD Member to invoke Section 5.3.4 of the Agreement and the proposed terms for the termination of the Joint Venture; and

         WHEREAS, negotiations between the Parties ensued concerning the aforesaid notice and related and unrelated issues; and

         WHEREAS, the VCD Member desires to resolve, and the Mazel Member has agreed to resolve, these issues by terminating the Mazel Member's Interest in the Joint Venture upon the terms and conditions hereinafter stated, and

         WHEREAS, the VCD Member also desires to terminate the Management Agreement, and the Mazel Member has agreed to such termination upon the terms and conditions hereinafter stated.

         NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the VCD Member and the Mazel Member hereby covenant and agree as follows:

         1. TERMINATION OF MEMBERSHIP RIGHTS. The Mazel Member does hereby agree to extinguish and terminate, effective as of the close of business February 2, 2002 (the "Effective Date") all of the Mazel Member's Interest and other rights in and to the Joint Venture (collectively, the "Membership Rights"). In consideration of the foregoing termination of the Mazel Member's Membership Rights hereunder, the VCD Member shall pay to the Mazel Member or its designee eight million three hundred and seventy five thousand ($8,375,000) dollars by wire transfer simultaneous with the execution and delivery of this Agreement.

         2. TERMINATION OF MANAGEMENT AGREEMENT. The Parties agree that the Management Agreement is likewise deemed terminated as of the Effective Date. The VCD Member agrees to pay to the Mazel Member or its designee Four Million Eighty-two Thousand ($4,082,000) Dollars by wire transfer simultaneous with the execution and delivery of this Agreement, representing the agreed upon amount due to the Mazel Member under such Management Agreement for the period to and including the Effective Date.



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         3. REPRESENTATIONS BY THE MAZEL MEMBER. The Mazel Member hereby represents that: (i) it is the sole owner of its respective fifty (50%) percent Membership Interest in the Joint Venture and has not previously transferred, assigned or encumbered the same, and (ii) all of the authorizations and approvals, as the case may be, necessary under its organizational documents and under any other agreement or contract by which it may be bound, to enter into this Agreement and to carry out the provisions hereof, have been received. Notwithstanding anything herein to the contrary, the Mazel Member and Mazel Stores, Inc. agree to indemnify and hold harmless the VCD Member and Value City Department Stores, Inc. from and against any and all actions, proceedings, suits, judgments, demands, penalties and/or other claims, liabilities or obligations of whatever kind or nature, including reasonable attorneys' fees, hereafter suffered or incurred by the VCD Member and Value City Department Stores, Inc. arising out of or related to a breach of the representation contained in this paragraph 3.

         4. REPRESENTATIONS BY VCD MEMBER. The VCD Member hereby represents that: (i) it is the sole owner of its respective fifty (50%) percent Membership Interest in the Joint Venture and has not previously transferred, assigned or encumbered the same, and (ii) all of the authorizations and approvals, as the case may be, necessary under its organizational documents and/or under any other agreement or contract by which it may be bound, to enter into this Agreement and to carry out the provisions hereof, have been received. Notwithstanding anything herein to the contrary, the VCD Member and Value City Department Stores, Inc. agree to indemnify and hold harmless the Mazel Member and Mazel Stores, Inc.. from and against any and all actions, proceedings, suits, judgments, demands, penalties and/or other claims, liabilities or obligations of whatever kind or nature, including reasonable attorneys' fees, hereafter suffered or incurred by the Mazel Member and Mazel Stores, Inc. arising out of or related to a breach of the representation contained in this paragraph 4.

         5. RELEASES. A. Subject only to the representations contained in paragraph 3 above, the VCD Member and Value City Departments Stores, Inc. hereby: (i) acknowledge and agree that they are accepting the termination of the Membership Rights without recourse, warranty or other representation of any kind, express or implied, and (ii) release and discharge the Mazel Member and Mazel Stores, Inc. from any claim, liability or obligation relating to the Joint Venture and/or with respect to the Management Agreement, whether known or unknown, foreseen or unforeseen.

         B. Subject only to the representations contained in paragraph 4 above, the Mazel Member and Mazel Stores, Inc. hereby release and discharge the VCD Member and Value City Department Stores, Inc. from any claim, liability or obligation relating to the Joint Venture and/or with respect to the Management Agreement, whether known or unknown, foreseen or unforeseen

         6. CAPITALIZED TERMS. All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

         7. CONSTRUCTION. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

         8. NOTIFICATIONS. Any "notice" as defined in Section 9.2 of the Agreement shall be given in the manner set forth therein.

         9. APPLICABLE LAW. All questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement shall be governed by the internal law, not the law of conflicts, of the State of Ohio.

         10. BINDING PROVISIONS. This Agreement is binding upon and inures to the benefit of the Parties named herein and their respective heirs, executors, administrators, personal and legal representatives, successors and permitted assigns.

         11. COMPLETE AGREEMENT. This Agreement constitutes the complete and exclusive statement



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of the agreement between the Member relating to the material herein. It supersedes all prior written and oral statements, including any prior representation, statement, condition or warranty. This Agreement may not be amended without the written consent of all of the Members. Oral agreements which purport to amend this Agreement shall not be enforceable.

         12. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and all of which, when taken together, constitute one and the same document. The signature of any Party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

                  IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized officers on the date first above written.


ODD JOB TRADING CORP.

By: /s/ Peter J. Hayes
   --------------------------
Name: Peter J. Hayes
     ------------------------
Title:   CEO
      -----------------------

GB RETAILERS, INC.

By: /s/ James A. McGrady
   --------------------------
Name: James A. McGrady
     ------------------------
Title: CFO
      -----------------------

VALUE CITY DEPARTMENT STORES, INC. (As to the second sentence of Paragraph 4, and paragraph 5.A. only)

By: /s/ James A. McGrady
   --------------------------
Name: James A. McGrady
     ------------------------
Title: CFO
      -----------------------

MAZEL STORES, INC. (As to the second sentence of Paragraph 3, and Paragraph 5.B.
only)

By: /s/ Peter J. Hayes
    -------------------------
Name:  Peter J. Hayes
     ------------------------
Title: CEO
      -----------------------